                           THE BANC STOCK GROUP FUND

     April 23, 1998

     Dear Shareholder:

     I am pleased to report to you the fiscal year-end results of your investment in The Banc Stock Group Fund. The funds total assets at year-end were $13,701,976. The fund had investments in 114 bank stocks in 37 states. An initial investment of $10.00 on the fund's start date, August 1, 1997, appreciated to a Net Asset Value of $12.75 as of February 28, 1998, our official year-end. As of the date of this letter, the Net Asset Value was $14.17. Its performance has been superb.

     FUND HIGHLIGHTS

         * In February, the fund was assigned the trading symbol of, BANCX. We feel it's perfect.

         * You may find the current Net Asset Value (NAV) in mutual fund listings in the Wall Street Journal, USA Today, and by accessing the Net at nasdaq.com and typing in the symbol BANCX.

         * The fund generally concentrates its investment in the stocks of community banks with assets of $50 million to $10 billion. We feel this asset range provides liquidity necessary for the fund's overall buy and sell needs. These institutions are located in rural, urban, and suburban communities. Each investment is reviewed for consistency of return on equity and assets; low loan-loss experience; significant insider ownership; focused market niche or speciality; experienced management; demographic dynamics; management's plan for growth with a strategy for implementation and a price/earnings ratio 10 - 25% under its peer average. We believe these institutions--there are more than 900 publicly traded in this asset range--offer the best opportunity to find value for the long-term.

         * The fund acknowledges the dynamics of mergers and acquisitions in the market. We believe the compression in the industry may cause the following: keen competition, availability of seasoned and skilled management and employees, special focus on niche products or services offered by the bank, and access to technology and programming software for expense reduction and customer service and additional attention to delivering shareholder value.

         * The fund invests in nearly all the states in the Union. This investment strategy allows us to diversify the portfolio on the basis of regional economic cycles and geographic population demographics.

     On behalf of everyone at The Banc Stock Group Fund, we appreciate your investment and look forward to serving you for many years.

     Sincerely,

     /S/ Michael B. Guirlinger

     Michael E. Guirlinger
     President

                    COMPARISON OF A $10,000<DDAG> INVESTMENT
                          IN THE BANC STOCK GROUP FUND
               (SINCE INCEPTION OF 08/01/97, AFTER SALES CHARGE)
            TO THE S&P 500 INDEX AND THE NASDAQ COMBINED BANK INDEX
                      INCLUDING REINVESTMENT OF DIVIDENDS

                                    [GRAPH]

                              8/31/97    9/30/97    10/31/97    11/30/97    12/31/97    1/31/98    2/28/98
Banc Stock Fund     9,600      9,559      10,441     10,701      10,950      11,900      11,756     12,236

NASDAQ             10,000      9,952      11,013     11,204      11,341      12,168      11,720     12,388

S&P                10,000      9,510      10,031      9,696      10,145      10,319      10,433     11,186


The maximum initial sales charge payable on an investment in the Fund was 4.00% on February 28, 1998. At public offering price of $10,000, the net investment in the Fund would be $9,600 assuming no waiver or reduction of sales charges. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's return is net of all fees. The Index does not include fees.

[FN]
<DDAG>Not covered by Report of Independent Accountants.

                           THE BANC STOCK GROUP FUND
                            SCHEDULE OF INVESTMENTS
                               February 28, 1998
--------------------------------------------------------------------------

                                                                  Market
Shares                                                            Value
------                                                            -----
COMMON STOCKS -- 100.26%
Commercial Banks -- Central U.S. -- 8.33%
  7,000 +         BNCCORP Inc.................................. $  126,000
  2,500           BancFirst Corp...............................     95,000
  1,500           Cass Commercial Corp.........................     52,406
  3,500           Community Financial Corp.....................     70,875
  3,000           DCB Financial Corp...........................     63,000
    850           First Commerce Bancshares, Inc...............     24,119
  4,500           First Oak Brook Bancshares, Inc..............    211,500
  4,725           Franklin Bank NA.............................     86,231
  5,333           Mahaska Investment Co........................    108,660
  1,700           MetroBanCorp.................................     17,000
  3,000  +        National City Bancorp........................     96,000
  2,000           Peoples Bank Corporation of
                    Indianapolis...............................     76,000
  3,000           Southside Bancshares Corp....................    108,000
    300           UnionBancorp, Inc............................      6,038
                                                                ----------
                                                                 1,140,829
                                                                ----------
Commercial Banks -- Eastern U.S. -- 23.46%
 41,800           Atlantic Bank & Trust Co.....................    658,350
    250           Banknorth Group, Inc.........................     16,031
  3,400           Bar Harbor Bancshares........................    187,000
  1,300           CNB Financial Corp...........................     40,625
  1,500           Camden National Corp.........................     89,250
  4,000           Columbia Bancorp.............................    129,000
 12,100           Commercial Bank of New York..................    299,475
  3,500           Community Bank System, Inc...................    120,094
  1,050           DNB Financial Corp...........................     33,075
  3,200           F.N.B. Corp..................................    118,400
  4,000           FNB Rochester Corp...........................     77,000
  4,000           First Financial Corp.........................     64,500
  5,000           Long Island Commercial Bank..................     81,250
  3,000           Mercantile Bankshares Corp...................    105,094
  1,800           Second National Financial Corp...............     60,300
 16,525           Skylands Community Bank......................    231,350
  4,000           Suffolk Bancorp..............................    128,000
  2,900           Tompkins County Trustco Inc..................    131,950
  5,000           UST Corp.....................................    136,875


                                                                  Market
Shares                                                            Value
------                                                            -----
  9,765           Vermont Financial Services Corp.............. $  267,927
  2,700           Webster Financial Corp.......................    173,475
                                                                ----------
                                                                 3,149,021
                                                                ----------

Commercial Banks -- Southern U.S. -- 11.02%
    492  +        C&F Financial Corp...........................     19,680
  4,100           Capital City Bank Group, Inc.................    179,887
  1,500           Cenit Bancorp, Inc...........................    106,875
  3,500           Century South Banks, Inc.....................     86,187
  5,400           Community Bankshares Inc.....................    138,375
 11,000           Community Financial Group, Inc...............    158,125
  1,250           Crestar Financial Corp.......................     69,062
    200           First Citizens Bancorp.......................     70,000
  9,850           First Community Banking
                    Services...................................    231,475
  2,000           First National Corp..........................     47,500
  1,500           First Virginia Banks, Inc....................     75,938
  3,500           Southern Financial Bancorp, Inc..............     98,438
  7,500           Summit Bank Corp.............................    166,875
  1,000           Union Planters Corp..........................     61,813
                                                                ----------
                                                                 1,510,230
                                                                ----------
Commercial Banks -- Western U.S. -- 25.90%
  4,000           BYL Bancorp..................................     82,000
 31,200           Bank of Commerce.............................    450,450
  8,000           Bay Area Bancshares..........................    240,000
  5,700           California Community
                    Bancshares.................................    164,587
  5,306           California Independent Bancorp...............    132,650
  3,000  +        Capital Corp of the West.....................     43,125
  3,500           Cathay Bancorp, Inc..........................    125,562
  6,050           Coast Bancorp................................    229,900
  3,000  +        Columbia Banking System, Inc.................     94,125
 21,000  +        Comstock Bancorp.............................    183,750
  6,000           First State Bancorp..........................    133,500
  2,500           GBC Bancorp..................................    146,250
  6,800  +        Hanmi Bank...................................    125,800
  2,850           Heritage Oaks Bancorp........................     38,475


   The accompanying notes are an integral part of these financial statements

                                       3

                           THE BANC STOCK GROUP FUND
                      SCHEDULE OF INVESTMENTS (continued)
                               February 28, 1998
--------------------------------------------------------------------------

                                                                  Market
Shares                                                            Value
------                                                            -----
  1,000  +        Nara Bank National Assoc..................... $   11,000
 14,114  +        Northern Empire Bancshares...................    425,184
  9,450           Northrim Bank................................    131,119
  6,600           Orange National Bancorp......................    164,175
  4,000  +        PNB Financial Group..........................     82,500
  3,200           Pacific Bank, N.A............................    140,800
  2,325           Saratoga Bancorp.............................     48,825
  3,000           SierraWest Bancorp...........................    110,250
  6,500  +        Union Bankshares Ltd.........................    177,125
  4,400  +        United Security Bancorp......................     94,600
  8,489  +        Wilshire State Bank..........................    106,113
                                                                ----------
                                                                 3,681,865
                                                                ----------

Savings & Loan/Thrift -- Central U.S. -- 5.45%
  3,000  +        Calumet Bancorp, Inc.........................    112,500
  4,500           Coastal Bancorp, Inc.........................    140,906
  4,400           D&N Financial Corp...........................    115,500
  6,100  +        Hallmark Capital Corp........................     97,600
  2,250           Home Federal Bancorp.........................     70,875
  3,000           MFB Corp.....................................     81,000
    300           Mid Continent Bancshares, Inc................     13,688
  5,000  +        PVF Capital Corp.............................    115,000
                                                                ----------
                                                                   747,069
                                                                ----------

Savings & Loan/Thrift -- Eastern U.S. -- 8.88%
  4,200           Albion Banc Corp.............................     45,150
  7,800           Alliance Bancorp of New
                   England, Inc................................    155,025
  2,000           Andover Bancorp, Inc.........................     79,750
  5,000           BostonFed Bancorp, Inc.......................    110,625
  4,100           Financial Bancorp, Inc.......................    106,600
  4,500  +        First Coastal Corp...........................     65,812
  6,000           GA Financial, Inc............................    117,750
  3,000           Hingham Institution for Savings..............     99,000
  2,000           Home Port Bancorp, Inc.......................     53,000


                                                                  Market
Shares                                                            Value
------                                                            -----
  4,000           IBS Financial Corp........................... $   71,000
  2,000           Iroquois Bancorp, Inc........................     50,500
  3,000  +        MECH Financial, Inc..........................     79,875
  4,000           Prestige Bancorp, Inc........................     76,500
  5,000           Roslyn Bancorp, Inc..........................    114,063
  3,000           Skaneateles Bancorp, Inc.....................     57,375
                                                                ----------
                                                                 1,282,025
                                                                ----------
Savings & Loan/Thrift -- Southern U.S. -- 4.82%
  5,000  +        BankUnited Financial Corp....................     73,437
    800           Century Bancorp, Inc.........................     75,000
  3,000           Community Financial Corp.....................     92,250
  6,000           Eagle Bancshares, Inc........................    123,000
  3,000           First Liberty Financial Corp.................     90,375
  4,700           First Savings Bancorp, Inc...................    111,038
  4,200           Piedmont Bancorp, Inc........................     44,625
  5,000           Scotland Bancorp, Inc........................     50,625
                                                                ----------
                                                                   660,350
                                                                ----------
Savings & Loan/Thrift -- Western U.S. -- 12.40%
  8,660  +        Access Anytime Bancorp.......................     94,177
  4,000  +        First Republic Bank..........................    149,500
  3,000  +        Golden State Bancorp, Inc....................    106,875
 31,000  +        ITLA Capital Corp............................    625,813
  2,000           Klamath First Bancorp, Inc...................     45,000
 17,333  +        MCB Financial Corp...........................    247,000
  6,500  +        Pacific Crest Capital, Inc...................    119,031
  5,000  +        Quaker City Bancorp, Inc.....................    100,000
  3,000           WesterFed Financial Corp.....................     78,000
                                                                ----------
                                                                 1,565,396
                                                                ----------
TOTAL COMMON STOCK
  (Cost $12,321,579)........................................... 13,736,785
                                                                ----------


   The accompanying notes are an integral part of these financial statements

                                       4

                           THE BANC STOCK GROUP FUND
                      SCHEDULE OF INVESTMENTS (continued)
                               February 28, 1998
--------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 1.04%
143,022           Star Bank Treasury Fund
                    (Cost $143,022)............................ $  143,022
                                                                ----------
TOTAL INVESTMENTS
  (Cost $12,464,601)................................. 101.30%   13,879,807
LIABILITIES LESS OTHER
  INVESTMENTS........................................  (1.30%)    (177,831)
                                                      -------  -----------
TOTAL NET ASSETS..................................... 100.00%  $13,701,976
                                                      =======  ===========

<F1> Federal Tax Information: At February 28, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of $12,464,601 was as follows:

     Aggregate gross unrealized appreciation
     for all investments for which there was
     an excess of value over cost.............................. $1,441,523

     Aggregate gross unrealized depreciation
     for all investments for which there was
     an excess of cost over value..............................    (26,317)
                                                                ----------

     Net unrealized appreciation............................... $1,415,206
                                                                ==========

<F+>  Non-income producing security


                     THE BANC STOCK GROUP FUND
                STATEMENT OF ASSETS AND LIABILITIES
                         February 28, 1998
------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (cost $12,464,601) (Note 2)......................    $13,879,807
Receivable for fund shares sold....................        159,937
Receivable from interest and
  dividends........................................          7,301
Other assets.......................................          2,077
                                                       -----------
    Total Assets...................................     14,049,122
                                                       -----------

LIABILITIES:
Payables:
  Fund shares redeemed..................   $ 15,000
  Investment securities purchased.......    221,493
  Advisory fees (Note 4)................    110,653
                                           --------
    Total Liabilities...................                   347,146
                                                       -----------
Net Assets..............................               $13,701,976
                                                       ===========

NET ASSETS CONSIST OF:
  Additional paid in capital.......................    $11,904,887
  Accumulated net realized gain
    from investment transactions
    (Note 6).......................................        381,883
  Net unrealized appreciation
    on investments.................................      1,415,206
                                                       -----------
Net Assets.........................................    $13,701,976
                                                       ===========

NET ASSET VALUE AND REDEMPTION PRICE
PER SHARE
  ($13,701,976/1,075,009
  shares of capital stock
  outstanding) (Note 6)............................    $     12.75
                                                       ===========

MAXIMUM OFFERING PRICE PER SHARE
  (Net asset value plus sales
    charge of 4.00%)...............................    $     13.28
                                                       ===========

   The accompanying notes are an integral part of these financial statements

                                       5

              THE BANC STOCK GROUP FUND
               STATEMENT OF OPERATIONS
            For the period August 1, 1997
             (commencement of operations)
              through February 28, 1998
-----------------------------------------------------

INVESTMENT INCOME:
Dividend................................   $   53,810
Interest................................        9,594
                                           ----------
                                               63,404

Expenses:
  Operating expenses....................   $  110,653
                                           ----------
  Total expenses........................      110,653
                                           ----------
  Net investment loss...................      (47,249)
                                           ----------

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 2)
Net realized gain from investment
  transactions..........................      429,132
Net change in unrealized appreciation of
  investments...........................    1,415,206
                                           ----------
Net realized and unrealized gain on
  investments...........................    1,844,338
                                           ----------
Net increase in net assets resulting
  from operations.......................   $1,797,089
                                           ==========

              THE BANC STOCK GROUP FUND
          STATEMENT OF CHANGES IN NET ASSETS
            For the period August 1, 1997
             (commencement of operations)
               through February 28,1998
------------------------------------------------------

Net investment loss.....................   $   (47,249)
Net realized gain from investment
  transactions..........................       429,132
Net change in unrealized appreciation of
  investments...........................     1,415,206
                                           -----------
Net increase in net assets resulting
  from operations.......................     1,797,089
Net capital share transactions (Note 5).    11,804,887
                                           -----------
Net increase in net assets..............    13,601,976

NET ASSETS:
Beginning of period.....................       100,000
                                           -----------
End of period...........................   $13,701,976
                                           ===========

   The accompanying notes are an integral part of these financial statements

                                       6

            THE BANC STOCK GROUP FUND
               FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout the period)
          For the period August 1, 1997
           (commencement of operations)
            through February 28, 1998
--------------------------------------------------

Net asset value, beginning of period....   $ 10.00
                                           -------
Income (loss) from investment operations
Net investment loss.....................     (0.07)
Net realized and unrealized gain on
  investments...........................      2.82
                                           -------
Total from investment operations........      2.75
                                           -------

Less distributions
Dividends from net investment income....      0.00
Distribution from realized gains from
  security transactions.................      0.00
                                           -------
Total distributions.....................      0.00
                                           -------
Net asset value, end of period..........   $ 12.75
                                           =======

Total return<F**>.......................    52.24%<F*>

Ratios/supplemental data
Net assets end of period (in 000's).....    13,702
Ratio of expenses to average net
  assets................................     2.50%<F*>
Ratio of net investment income (loss) to
  average net assets....................    (1.07%)<F*>
Portfolio turnover rate.................    26.65%
Average commission rate paid............    0.2865

<F*> Annualized
<F**> Based on net asset value per share

   The accompanying notes are an integral part of these financial statements



                           THE BANC STOCK GROUP FUND
                         NOTES TO FINANCIAL STATEMENTS
                               February 28, 1998
--------------------------------------------------------------------------------

     NOTE 1. ORGANIZATION
          The Banc Stock Group Fund (the "Fund") was organized as a series of the BSG Funds, an Ohio business trust (the "Trust") on January 14, 1997 and commenced operations on August 1, 1997. The Fund is an open-end, diversified management investment company under the Investment Company Act of 1940, authorized to issue an unlimited number of shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of community banks, lending institutions, and financial services companies believed by the Adviser to offer superior prospects for long term growth. The Fund is the only current series of the BSG Funds.

     NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
          The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

         Security Valuation--Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price on such exchanges, or at the last bid price in the over-the-counter market except when, in the Adviser's opinion, the last bid price does not accurately reflect the current

                           THE BANC STOCK GROUP FUND
                   NOTES TO FINANCIAL STATEMENTS (continued)
                               February 28, 1998
--------------------------------------------------------------------------------

     value of the security. Securities for which market quotations are not readily available, or when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, are valued as determined in good faith by the Adviser, subject to review by the Board of Trustees of the Trust.

          Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the Adviser believes such prices accurately reflect the fair market value of the security.

          Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

          Federal Income Taxes--For the period August 1, 1997 (commencement of operations) through February 28, 1998, the Fund qualified as a regulated investment company. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

          Dividends and Distributions--The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for net operating losses and deferral of wash sale losses.

          Organization Expenses--During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses. The Adviser was obligated to incur these expenses.

          Security Transactions--The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

     NOTE 3. PURCHASES AND SALES OF SECURITIES
          The cost of purchases and sales of investment securities (other than short term investments) for the period August 1, 1997
     (commencement of operations) through February 28, 1998 aggregated $14,132,207 and $2,239,760 respectively.

     NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY
     TRANSACTIONS
          The Trust has an agreement with Heartland Advisory Group, Inc. (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to serve as investment adviser to the Fund. Under the terms of the agreement, a monthly fee is paid to the Adviser at an annual rate of 2.50% of the average daily net assets of the Fund. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. After the initial two years, this advisory agreement is subject to an annual approval by the Trustees of the Trust.

          For the period August 1, 1997 (commencement of operations) through February 28, 1998, the Adviser earned advisory fees of $110,653. For this same time period, the Adviser paid all fees and expenses relating to non-interested person trustees, and will not seek reimbursement from the Fund.

          The Trust has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters re-

                           THE BANC STOCK GROUP FUND
                   NOTES TO FINANCIAL STATEMENTS (continued)
                               February 28, 1998
--------------------------------------------------------------------------------

     lated to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.25% of the Fund's average daily net assets.

          The Trust has an agreement with Banc Stock Financial Services, Inc. (the "Distributor"), with whom certain officers and trustees of the Trust are affiliated, to act as the principal underwriter of the Fund's shares. The Distributor also receives brokerage commissions from the Fund for executing portfolio purchase and sale transactions. Both the Adviser and the Distributor are wholly owned by The Banc Stock Group, Inc. For the period August 1, 1997 (commencement of operations) through February 28, 1998, the Distributor earned underwriter fees and brokerage commissions in the amount of $3,457 and $49,158, respectively. In addition, Banc Stock Financial Services, Inc. received brokerage commissions for the execution of portfolio purchase and sale transactions in the amount of $196,987.

     NOTE 5. FUND SHARE TRANSACTIONS
          At February 28, 1998 there were an unlimited number of shares of capital stock authorized. Transactions in capital stock for the period August 1, 1997 (commencement of operations) <F1> through February 28, 1998 were as follows:

                               For the period
                               August 1, 1997
                        (commencement of operations)
                         through February 28, 1998
                        ----------------------------
                          Shares          Amount
                          ------          ------
Shares sold............. 1,105,271      $12,287,553
Shares issued for
  reinvestment dividends
  and distribution from
  realized gains........         0                0
Shares redeemed.........   (40,262)        (482,666)
                         ---------      -----------
Net increase............ 1,065,009      $11,804,887
                         =========      ===========

---------------
<F1> The only transaction prior to August 1, 1997 occurred on April 22, 1997 when the Adviser pur chased 10,000 shares of the Fund at $10.00 per share to establish the Trust.

     NOTE 6. RECLASSIFICATION OF CAPITAL ACCOUNTS
          The Fund has adopted Statement of Position 93-2, Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, undistributed net investment loss has been adjusted to Accumulated Undistributed Net Realized Gain as of February 28, 1998 in the following amounts. These restatements did not affect net investment income, net realized gain (loss) or net assets for the period August 1, 1997 (commencement of operations) through February 28, 1998.



Undistributed Net       Undistributed Net
  Realized Gain          Investment Loss
------------------      ------------------
    ($47,249)                $47,249

                   INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
Banc Stock Group Fund

      We have audited the accompanying statement of assets and liabilities of Banc Stock Group Fund, including the schedule of portfolio investments, as of February 28, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of February 28, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Banc Stock Group Fund as of February 28, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period from August 1, 1997 (commencement of operations) to February 28, 1998 in the period then ended, in conformity with generally accepted accounting principles.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
March 18, 1998

                                THE BANC STOCK
                                  GROUP FUND

                               1105 Schrock Road
                                   Suite 437
                             Columbus, Ohio 43229







                                     LOGO

                                THE BANC STOCK
                                  GROUP FUND

                         Investing in America through
                           America's community banks



                                 ANNUAL REPORT



                               February 28, 1998



                               1105 Schrock Road
                                   Suite 437
                             Columbus, Ohio 43229

                                    APPENDIX

     Page 2 of the printed copy contains a Comparison graph. The information contained within the graph has been presented in a tabular format that may be processed by the EDGAR system.